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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 23, 2008

                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)

            MISSOURI                   1-11848               43-1627032
(State or Other Jurisdiction of      (Commission           (IRS Employer
         Incorporation)              File Number)      Identification Number)


          1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (636) 736-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 23, 2008, Reinsurance Group of America, Incorporated issued a press release announcing its earnings for the three-month period ended December 31, 2007 and providing certain additional information. The press release also notes that a conference call will be held on January 24, 2008 to discuss the financial and operating results for the three-month period ended December 31, 2007. A copy of the press release is furnished with this report as Exhibit
99.1 and shall not be deemed filed pursuant to Instruction B.2 of Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (d)    Exhibits

     Exhibit No.    Exhibit
     -----------    -------

         99.1 Press Release of Reinsurance Group of America, Incorporated dated January 23, 2008


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REINSURANCE GROUP OF AMERICA,
                                           INCORPORATED

Date: January 23, 2008                       By: /s/ Jack B. Lay
                                                 ------------------------------
                                             Jack B. Lay
                                             Senior Executive Vice President
                                             and Chief Financial Officer


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                                 EXHIBIT INDEX

     Exhibit No.    Exhibit
     -----------    -------

         99.1 Press Release of Reinsurance Group of America, Incorporated dated January 23, 2008